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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): June 21, 2004


                                 WORKSTREAM INC.
               (Exact Name of Registrant as Specified in Charter)




            CANADA                       001-15503                   N/A
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
         Incorporation)                                      Identification No.)


495 MARCH ROAD, SUITE 300, OTTAWA, ONTARIO, CANADA                 K2K-3G1
     (Address of Principal Executive Offices)                    (Zip Code)


                                 (613) 270 0619
              (Registrant's Telephone Number, Including Area Code)


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Item 5.      Other Events.

On June 21, 2004, Workstream Inc. (the "Company") acquired the IP, technology and certain business operations of Peoplebonus.com LLC, including those assets related to its resume management services and hosted career site services. The Company paid approximately $405,000 for those assets, including the issuance of 180,506 shares of unregistered shares in Workstream Inc. Peoplebonus.com has the ability to earn an additional $325,000 in cash and shares should certain financial targets be met.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WORKSTREAM INC.



Dated:  June 23, 2004                       By: /s/ Michael Mullarkey
                                                --------------------------------
                                                Name:  Michael Mullarkey
                                                Title: Chief Executive Officer